Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

THIRD AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

This THIRD AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), entered into as of December 17, 2020 (the “Amendment Effective Date”), is entered into by and among LianBio, an exempted company organized under the laws of the Cayman Islands (“LianBio”), LianBio Licensing, LLC, a limited liability company organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of LianBio (“Licensee”), and Navire Pharma, Inc. (formerly known as PTP Pharmaceuticals, Inc.), a Delaware corporation (“Company”). LianBio, Licensee, and Company are each referred to herein individually as a “Party”, and collectively as the “Parties.”

INTRODUCTION

WHEREAS, the Parties entered into an Exclusive License Agreement, dated August 9th, 2020, as amended by the Amendment to the Exclusive License Agreement dated September 23rd, 2020 and the Second Amendment to the Exclusive License Agreement dated September 28th, 2020 (together, the “License Agreement”) for the Development, Manufacture, and Commercialization of Licensed Products in the Field in the Territory;

WHEREAS, pursuant to the License Agreement, Company and Licensee are to negotiate in good faith and enter into a Pharmacovigilance Agreement within [***] after the Effective Date, which is on or before [***]; and

WHEREAS, the Parties wish to amend the License Agreement to defer the due date for the entering of the Pharmacovigilance Agreement by the Parties thereunder;

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.    Capitalized Terms. Capitalized terms used in this Amendment but not otherwise defined will have the meaning as defined in the License Agreement.

2.    Amendments. The Parties agree that the due date for Company and Licensee to enter into the Pharmacovigilance Agreement shall be extended to [***].

3.    No Other Changes. All other original terms and conditions of the License Agreement, except as specifically amended herein, shall remain in full force and effect.

4.    Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if the Parties have not executed the same counterpart. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail will be deemed to be original signatures.

IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative under seal, in duplicate on the Amendment Effective Date.

NAVIRE PHARMA, INC.

/s/ Michael Henderson
Name: Michael Henderson
Title: CBO

LIANBIO LICENSING LLC

/s/ Konstantin Poukalov
Name: Konstantin Poukalov
Title: Director

LIANBIO

/s/ Konstantin Poukalov
Name: Konstantin Poukalov
Title: Director

SIGNATURE PAGE OF THE THIRD AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT